                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                            AMENDED CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Event Requiring Report: August 15, 2002


                                 COMCAM, INC.
                             -------------------
         (FORMALLY KNOWN AS BULLET ENVIRONMENTAL TECHNOLOGIES, INC.)
            (Exact Name of Registrant as Specified on its Charter)


            1-15165                               98-0208402
         -------------                         ----------------
    (Commission File Number)          (IRS Employer Identification Number)


                                   DELAWARE
                              ------------------
        (State or Other Jurisdiction of Incorporation or Organization)


      1140 McDERMOTT DRIVE, SUITE 200, WEST CHESTER, PENNSYLVANIA 19380
      -----------------------------------------------------------------
                  (Address of Principal Executive Offices)


                                (610) 436-8089
                             --------------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

On June 18, 2002 ComCam, Inc. ("Company") filed a report with the Securities and Exchange Commission ("Commission") on Form 8-K disclosing that on May 8, 2002 the Company had entered into a stock exchange agreement with the shareholders of ComCam International, Inc. ("ComCam") whereby ComCam became a subsidiary of the Company. The stock exchange agreement closed on May 30, 2002. The audited financial statements of ComCam for the two years ended December 31, 2001 and December 31, 2000 are attached as an exhibit to this Form 8-K/A.

The Company's and ComCam's financial statements were filed on a consolidated basis with the Company's Form 10-QSB filed on August 14, 2002 as amended as a Form 10-QSB/A on September 17, 2002 due to a filing error.


EXHIBIT   PAGE
NO.       NO.       DESCRIPTION
-------   ----      -----------

99        3         Audited Financial Statements for ComCam International,
                    Inc. for the annual periods ended December 31, 2001 and December 31, 2000.

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2003

ComCam, Inc.
A Delaware corporation


By: /s/ Don Gilbreath
   ---------------------------
   Don Gilbreath
   President



                                       2